DoubleLine Funds Trust

DoubleLine Multi-Asset Growth Fund

Supplement dated February 15, 2011 to the Prospectus for
DoubleLine Multi-Asset Growth Fund (the “Fund”) dated February 15, 2011

This Supplement updates certain information contained in the above-dated Prospectus. Please review this important information carefully.

The DoubleLine Multi-Asset Growth Fund currently offers Class I shares (DMLIX) and Class A shares (DMLAX) of the Fund only.  Class C shares (DMLCX) and Class N (DMLNX) shares of the Fund are not offered for sale at this time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

DLMAGPROSUP